EXHIBIT 10.3

INTELLECTUAL PROPERTY SECURITY AGREEMENT

THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (the “Agreement”) made as of this 10th day of August, 2018 by NEW AGE BEVERAGES CORPORATION, a corporation organized under the laws of the State of Washington, and NEW AGE HEALTH SCIENCES, INC., a corporation formed under the laws of the State of Nevada (collectively, “Grantors” and each a “Grantor”), in favor of SIENA LENDING GROUP LLC, as lender (together with its successors and assigns, the “Lender”).

W I T N E S S E T H

WHEREAS, Grantors, NABC, INC., a corporation organized under the laws of the State of Colorado (“NABC”), and NABC PROPERTIES, LLC, a limited liability company formed under the laws of the State of Colorado (“NABC Properties”, Grantors, NABC and each Person joined to the Loan Agreement as a borrower from time to time, collectively, the “Borrowers”, and each a “Borrower”), have entered into that certain Loan and Security Agreement dated as of the date hereof with Lender (as amended, restated, supplemented, or replaced from time to time, the “Loan Agreement”), providing for the extensions of credit to be made to Borrowers by Lender;

WHEREAS, as security for the Obligations under the Loan Agreement, each Grantor has granted to Lender, a security interest in substantially all of the assets of such Grantor including all right, title and interest of such Grantor in, to and under all now owned and hereafter acquired trademarks, copyrights and patents, together with the goodwill of the business symbolized by such Grantor’s trademarks, copyrights and patents and all products and proceeds thereof, to secure the payment of all amounts owing by Borrowers under the Loan Agreement;

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:

1. Incorporation of Loan Agreement. The Loan Agreement and the terms and provisions thereof are hereby incorporated in their entirety by this reference. All terms capitalized but not otherwise defined herein shall have the same meanings ascribed to them in the Loan Agreement.

2. Grant and Reaffirmation of Grant of Security Interests. To secure the payment and performance of the Obligations under the Loan Agreement, each Grantor hereby grants to Lender, and hereby reaffirms its prior grant pursuant to the Loan Agreement of a continuing security interest in such Grantor’s entire right, title and interest in and to the following whether now owned or existing or hereafter created, acquired or arising:

(i) each trademark, trademark application, copyright, copyright application, patent and patent application listed on Schedule 1 annexed hereto (such trademarks and trademark applications, the “Trademarks”, such copyrights and copyright applications, the “Copyrights” and such patents and patent applications, the “Patents”), together with any reissues, continuations or extensions thereof, and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark; and

(ii) all products and proceeds of the foregoing, including without limitation, any claim by such Grantor against third parties for past, present or future (a) infringement or dilution of any Trademark, Copyright or Patent, or (b) injury to the goodwill associated with any Trademark.

3. Covenants. Except as otherwise permitted under the Loan Agreement, each Grantor agrees not to sell, license, grant any option, assign or further encumber its rights and interest in the Trademarks, Copyrights or Patents without prior written consent of Lender.

4. Representations and Warranties. Each Grantor hereby represents and warrants that the Trademarks, Copyrights and Patents listed on Schedule 1 attached hereto constitute all trademarks, trademark applications, copyrights, copyright applications, patents and patent applications owned or registered to such Grantor as of the date of this Agreement.

5. Counterparts. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts. Delivery by facsimile or electronic transmission shall bind the parties hereto.

6. Governing Law. This Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Agreement or the facts or circumstances leading to its execution, whether in contract, tort or otherwise shall be governed by and construed in accordance with the laws of the State of New York.

7. Termination. This Agreement and the Liens and security interests granted hereunder shall automatically terminate upon a termination of the Loan Agreement pursuant to and in accordance with the terms thereof.

[Signatures to appear on following page]

IN WITNESS WHEREOF, each Grantor has duly executed this Agreement as of the date first written above.

NEW AGE BEVERAGES CORPORATION

By:
Name: Brent Willis
Title: Chief Executive Officer

NEW AGE HEALTH SCIENCES, INC

By:
Name: Brent Willis
Title: Chief Executive Officer

Agreed and Accepted
As of the Date First Written Above

SIENA LENDING GROUP LLC

By:
Name: James Persico
Title: Authorized Signatory

By:
Name: Steven Sanicola
Title: Authorized Signatory

SCHEDULE 1

Trademarks

Owner	Trademark Title	Application No.	Date of Application	Reg. No.	Date of Registration
New Age Beverages Corporation	Búcha	86694956	7/16/2015	5025217	8/23/2016

New Age Beverages Corporation	Aspen Pure®	85025636	4/28/2010	3845505	9/7/2010

		76438612	8/7/2002	2958731	5/31/2005

New Age Beverages Corporation	XingEnergy®	77312629	10/24/2007	4218006	10/2/2012

New Age Beverages Corporation	XingTea®	77050595	11/25/2006	3289696	9/11/2007

New Age Beverages Corporation	Coco-Libre	85243126	2/5/2011	4094652	01/31/2012

New Age Beverages Corporation	PediaAde	87599349	9/7/2017	Pending	Pending

New Age Beverages Corporation	BÚCHA	85087186	07/18/2010	3999942	07/19/2011

New Age Beverages Corporation	‘NHANCED	87846811	03/23/2018	Pending	Pending

New Age Beverages Corporation	LIBERATE YOUR THIRST	86609758	04/24/2015	4863045	12/01/2015

New Age Beverages Corporation	XING JUICE	85665801	06/29/2012	4297827	03/05/2013

New Age Beverages Corporation	XING (Stylized)	76636564	04/20/2005	3078333	04/11/2006

New Age Beverages Corporation	XING	76636563	04/20/2005	3078332	04/11/2006

SCHEDULE 1 CONT’D

Copyrights

None

SCHEDULE 1 CONT’D

Patents and Patent Applications

Owner	Patent Title	Application No.	Date of Application	Reg. No.	Date of Registration
New Age Health Sciences, Inc.	Multiple Antioxidants Micronutrients	10/229,271	8/28/02	6,849,613	2/1/05

New Age Health Sciences, Inc.	Formulations Comprising Multiple Dietary and Endogenously Made Antioxidants and B-Vitamins	11/357,246	2/11/06	7,399,755	7/15/08

New Age Health Sciences, Inc.	Use Of Multiple Antioxidants Micronutrients as Systemic Biological Radioprotective Agents Against Potential Ionizing Radiation Risks	10/229,274	8/28/02	7,449, 451	11/11/08

New Age Health Sciences, Inc.	Micronutrient Formulations For Treatment of Diabetes Mellitus	11/943,176	11/20/07	7,605,145	10/20/09

New Age Health Sciences, Inc.	Micronutrient Formulations for Pulmonary and Heart Health	12/157,077	6/6/08	7,628,984	12/8/09

New Age Health Sciences, Inc.	Micronutrient Formulations for Hearing Health	12/080,189	4/1/08	7,635,469	12/22/09

New Age Health Sciences, Inc.	Multiple Antioxidant Optimal Health/Veteran’s Ultimate Complete Formulation	11/671,317	2/5/07	8,221,799	7/17/12

New Age Health Sciences, Inc.	Multiple Antioxidant Micronutrients	11/032,831	1/11/05	8,592,392	11/26/13

New Age Health Sciences, Inc.	Micronutrient Formulations for Radiation Applications	12/284,841	9/25/08	9,655,966	5/23/17

New Age Health Sciences, Inc.	Antioxidants Micronutrients in Electronic Cigarettes	14/756,311	8/25/15	TBA	TBD

New Age Health Sciences, Inc.	Composition of Micronutrients and Phytochemicals	62/553,2601	9/1/17	N/A	N/A

New Age Health Sciences, Inc.	Compositions of Nutrients and Phytochemicals for Preoperative Functional Beverages in Enhanced Recovery After Surgery (ERAS) Protocols	62/685,4981	6/15/18	N/A	N/A

1 These patents are currently owned by the inventor, Gerald M. Hasse, Dr. Haase has agreed to assign these patents over to New Age Beverages Corporation as soon as the terms of their agreement are satisfied.